EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Local Telecom Systems, Inc. ("LTSI") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William R. Miertschin, Chief Executive Officer and President, and Richard M. Hewitt, Chief Financial Officer of LTSI, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Local Telecom Systems, Inc.

Date September 6, 2005


                                  -------------------------------------
                                  William R. Miertschin
                                  Chief Executive Officer and President



                                  -------------------------------------
                                  Richard M. Hewitt
                                  Chief Financial Officer